LENDING ACTIVITIES	12 Months Ended
Dec. 31, 2011
LENDING ACTIVITIES
LENDING ACTIVITIES

8. LENDING ACTIVITIES

The following table presents the composition of Mortgages and other loans receivable:

(in millions)	December 31, 2011	December 31, 2010

Commercial mortgages	$13,554	$13,571
Life insurance policy loans	3,049	3,133
Commercial loans, other loans and notes receivable*	3,626	4,411

Total mortgage and other loans receivable	20,229	21,115
Allowance for losses	(740)	(878)

Mortgage and other loans receivable, net	$19,489	$20,237

*
Commercial mortgages primarily represent loans for office, retail and industrial properties, with exposures in California and New York representing the largest geographic concentrations (24 percent and 13 percent, respectively, at December 31, 2011). Over 98 percent and 97 percent of the commercial mortgages were current as to payments of principal and interest at December 31, 2011 and 2010, respectively.

The following table presents the credit quality indicators for commercial mortgage loans:

December 31, 2011		Class
	Number of Loans								Percent of Total
(dollars in millions)		Apartments	Offices	Retail	Industrial	Hotel	Others	Total

Credit Quality Indicator:
In good standing	1,032	$1,751	$4,885	$2,287	$1,928	$939	$1,268	$13,058	96%
Restructured(a)	12	49	204	-	4	-	30	287	2
90 days or less delinquent	7	-	20	-	-	-	-	20	-
>90 days delinquent or in process of foreclosure	12	25	85	-	2	-	77	189	2

Total(b)	1,063	$1,825	$5,194	$2,287	$1,934	$939	$1,375	$13,554	100%

Valuation allowance		$24	$132	$23	$71	$12	$43	$305	2%

(a)
Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)
Does not reflect valuation allowances.

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR CREDIT LOSSES

    Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

    A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for AIG to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for losses on Mortgage and other loans receivable:

	2011			2010			2009
Years Ended December 31, (in millions)	Commercial Mortgages	Other Loans	Total	Commercial Mortgages	Other Loans(b)	Total	Commercial Mortgages	Other Loans(b)	Total

Allowance, beginning of year	$470	$408	$878	$432	$2,012	$2,444	$3	$1,677	$1,680
Loans charged off	(78)	(47)	(125)	(217)	(137)	(354)	(82)	(482)	(564)
Recoveries of loans previously charged off	37	1	38	-	8	8	-	54	54

Net charge-offs	(41)	(46)	(87)	(217)	(129)	(346)	(82)	(428)	(510)
Provision for loan losses	(69)	73	4	342	27	369	422	588	1,010
Other	(55)	-	(55)	(34)	(1,497)	(1,531)	89	379	468
Reclassified to Assets of businesses held for sale	-	-	-	(53)	(5)	(58)	-	(204)	(204)

Allowance, end of year	$305 (a)	$435	$740	$470 (a)	$408	$878	$432	$2,012	$2,444

(a)
Of the total, $65 million and $476 million relates to individually assessed credit losses on $110 million and $739 million of commercial mortgage loans as of December 31, 2011 and 2010, respectively.

(b)
Included in Other loans were finance receivables, which were reported net of unearned finance charges, for both investment purposes and held for sale.

TROUBLED DEBT RESTRUCTURINGS

    AIG modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves AIG granting a concession to the troubled debtor, the modification is deemed to be a troubled debt restructuring (TDR). AIG assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

    As of December 31, 2011, there were no significant loans held by AIG that had been modified in a TDR during 2011.